BABSON
ENTERPRISE FUND
Semiannual Report
May 31, 1999


A no-load mutual fund that invests in common stocks of smaller, faster growing companies.

Babson Funds
Jones & Babson Distributors
A Member of the Generali Group


Message to our Shareholders

Babson Enterprise Fund achieved a total return (price change and reinvested distributions) of 10.9% in the most recent fiscal quarter ended May 31, 1999. During the same period, the small capitalization stocks in the unmanaged Russell 2000 index rose 12.3% while the large capitalization stocks in the unmanaged Standard & Poor's 500 index rose 5.5%. This follows a period of disappointing relative performance in the Fund's first fiscal quarter and brings the total return for the fiscal first half ended May 31, 1999 to 0.2%. This compares to 11.5% for the Russell 2000 and 12.6% for the S&P's 500.

Average annual compounded total returns for one, five and ten year periods as of June 30, 1999, were -11.3%, 12.5% and 12.4%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The months of January, February, and March saw a continuation of investors' keen focus on a narrow group of large cap stocks. This has propelled not just the large cap S&P 500 index but also the Russell 2000 index, which contains a number of the largest Internet stocks. These stocks have sky-rocketed well beyond small cap status with E*Trade and CMGI being two of the largest, each with a market cap of more than $8 billion!

The tide has begun to turn in the last few months. Many Internet stocks are down 50% from their highs and small cap stocks have outperformed since early April with the Russell 2000 +10% and the S&P 500 -3% for the period April 8, 1999 to May 31, 1999. Even more encouraging is the performance of the very small cap names in Babson Enterprise Fund. From April 26, 1999 to May 28, 1999, the Fund rose 8%, far surpassing the Russell 2000's 1% return and the S&P 500's -4% return.

The outperformance of large cap stocks over the last few years has resulted in a large valuation gap between the largest and smallest stocks. The stocks in Babson Enterprise Fund are selling at one-half to two-thirds the valuation of the average Russell 2000 stock and one-third to one-half the valuation of the average S&P's 500 stock (using price to earnings, price to book, and price to sales). These compelling valuations have not gone unnoticed with six of the portfolio holdings receiving buyout offers from other companies this year at significant premiums. We believe the portfolio is currently well positioned with both bargain-basement valuations and strong earnings prospects.

The following companies were added to the portfolio in the Fund's fiscal first half:

Aavid Thermal Technologies - provides thermal management solutions for electrical components.

Catherine's Stores - operates large-size women's apparel stores.

Cerprobe - manufactures semiconductor-testing products.

Cubic - designs and manufactures public transit revenue collection systems.

Dayton Superior - manufactures concrete forming systems.

Petco Animal Supplies - operates pet supply stores.

Sterling Financial - bank holding company.

Styling Technology - manufactures salon/spa personal care products.

Zygo - designs high precision measurement tools.

Positions liquidated in the last six months were Arctic Cat, Moog, Tab Products and Vermont Financial. In addition, two companies were tendered in conjunction with buyout offers, CATS
Software and Defiance.

Thank you for your continuing interest and participation in Babson Enterprise Fund.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


Schedule of Investments
May 31, 1999 (unaudited)

SHARES         COMPANY                                            MARKET VALUE
COMMON STOCKS - 97.02%
BASIC MATERIALS - 3.74%
      37,300   Brady (W.H.) Co. Cl. A
                (Identification and labeling systems)           $      934,831
     175,000   Furon Co.
                (Polymer based products)                             3,193,750
     114,250   Penford Corp.
                (Specialty starch based products)                    1,503,102
                                                                     5,631,683
CAPITAL GOODS - 26.27%
     133,100   ABC-Naco, Inc.
                (Railroad products and services)                     1,929,950
     187,700   American Precision Industries, Inc.
                (Heat exchangers)                                    2,123,356
     150,626   Athey Products Corp.
                (Street sweepers)                                      357,737
     357,500   Brown & Sharpe Manufacturing Co. Cl. A
                (High tolerance measuring tools)                     1,966,250
     117,300   Channel Commercial Corp.
                (Telecommunications equipment)                       1,147,341
     197,700   Chicago Bridge & Iron Co.
                (Above ground storage tanks)                         2,508,319
     225,100   Congoleum Corp. Cl. A
                (Vinyl flooring)                                     1,913,350
     195,975   Corrpro Companies, Inc.
                (Corrosion control services)                         1,947,502
       9,500   Cubic Corp.
                (Public transit revenue collection systems)            229,187
     156,704   Daniel Industries, Inc.
                (Metering devices and valves)                        3,290,784
      85,500   Dayton Superior Corp.
                (Concrete forming systems)                           1,533,656
     182,400   EDO Corp.
                (Defense contractor)                                 1,254,000
      90,400   Engineered Support Systems, Inc.
                (Military ground support equipment)                  1,220,400
      50,000   Farrell Corp.
                (Rubber and plastic processing
                     equipment)                                        112,500
     129,900   Flir Systems, Inc.
                (Night vision systems)                               1,737,412
     131,900   Instron Corp.
                (Materials testing instruments)                      2,621,513
      96,200   K-Tron International, Inc.
                (Industrial feeders and blenders)                    1,683,500
     446,800   Lamson & Sessions Co.
                (Electrical equipment supplier)                      2,624,950
     186,165   Newcor, Inc.
                (Automobile assembly systems)                          884,284
     191,100   Schawk, Inc. Cl. A
                (Pre-press services)                                 2,281,256
      85,300   Starrett (L.S.) Co. Cl. A
                (Tools and precision instruments)                    2,319,094
      50,000   Terex Corp. New
                (Heavy-duty off-highway trucks
                     and cranes)                                     1,546,875
     121,900   TransTechnology Corp.
                (Highly engineered fasteners)                        2,377,050
                                                                    39,610,266
CONSUMER CYCLICAL - 18.02%
     108,500   Baldwin Piano & Organ Co.
                (Keyboard instruments)                                 868,000
       3,300   Catherine's Stores Corp.
                (Large-size womens apparel)                             36,300
      99,200   Fab Industries, Inc.
                (Textile fabrics)                                    1,550,000
     234,870   Falcon Products, Inc.
                (Table pedestals)                                    2,539,532
     200,800   Gottschalks, Inc.
                (Specialty-apparel stores)                           1,656,600
     194,400   Helen of Troy Ltd.
                (Hair care appliances)                               3,086,100
     199,500   Jacobson Stores, Inc.
                (Upscale department store chain)                     1,446,375
     239,900   MDC Corp. Cl. A
                (Specialty printer)                                  3,148,687
      96,350   Oneida Ltd.
                (Stainless steel flatware)                           2,474,991
      74,800   Petco Animal Supplies, Inc.
                (Pet supply retailer)                                1,056,550
      70,600   Pulaski Furniture Corp.
                (Furniture)                                          1,526,725
     195,400   Shelby Williams Industries, Inc.
                (Contract seating)                                   3,199,675
     318,100   Spartan Motors, Inc.
                (Chassis for RV's, buses and firetrucks)             1,829,075
     106,200   Swiss Army Brands, Inc.
                (Swiss Army knives)                                    856,238
      97,100   Walbro Corp.
                (Auto fuel injection systems)                        1,899,519
                                                                     7,174,367
CONSUMER STAPLES - 5.69%
      54,500   Genesee Corp. Cl. B
                (Regional brewer)                                    1,267,125
     118,900   J & J Snack Foods Corp.
                (Soft pretzels and other snack foods)                2,467,175
      36,700   Marsh Supermarkets, Inc. Cl. A
                (Indiana-Ohio supermarkets)                            541,325
      84,700   Marsh Supermarkets, Inc. Cl. B
                (Indiana-Ohio supermarkets)                          1,037,575
     207,200   Northland Cranberries, Inc. Cl. A
                (Cranberry grower)                                   1,864,800
      23,200   Styling Technology Corp.
                (Salon/spa personal care products)                     324,800
      93,600   Sylvan, Inc.
                (Mushroom spawn)                                     1,076,400
                                                                     8,579,200
ENERGY - 6.30%
     588,500   Kaneb Services, Inc.
                (Specialized industrial services)                    2,611,469
     317,900   Matrix Service Co.
                (Petroleum refining maintenance)                     1,271,600
      94,600   Petroleum Helicopters, Inc.
                (non-voting) (Gulf of Mexico helicopter
                 transportation)                                     1,348,050
      73,700   Petroleum Helicopters, Inc.
                (voting) (Gulf of Mexico helicopter
                 transportation)                                     1,027,194
     328,700   Tokheim Corp.
                (Petroleum dispensing systems)                       3,245,912
                                                                     9,504,225
FINANCIAL - 2.80%
      84,775    Capital Corp. of the West
                (California bank holding company)                    1,012,002
      62,600    Cass Commercial Corp.
                (Freight payment services)                           1,541,525
     109,200   Sterling Financial Corp.
                (Bank holding company)                               1,665,300
                                                                     4,218,827
HEALTH CARE - 1.01%
     175,375   Penwest Pharmaceutical Co.
                (Drug delivery technologies)                         1,518,090

MISCELLANEOUS - 8.65%
     132,300   Alltrista Corp.
                (Consumer and industrial products)                   3,621,712
      94,100   Andersons, Inc.
                (Grain handler)                                      1,211,537
     342,383   Jason, Inc.
                (Nonwoven auto padding)                              2,910,256
     208,800   Kaman Corp. Cl. A
                (Industrial distribution/aerospace
                     products)                                       2,766,600
      63,000   Sea Containers Ltd. Cl. A
                (Marine container leasing)                           2,126,250
      12,000   Sea Containers Ltd. Cl. B
                (Marine container leasing)                             408,000
                                                                    13,044,355
TECHNOLOGY - 18.85%
      18,000   Aavid Thermal Technologies
                (Heat sinks)                                           360,000
     146,700   CEM Corp.
                (Laboratory microwave ovens)                         1,159,847
      39,634   CSP, Inc.
                (Special purpose computers)                            277,438
     174,900   Cerprobe Corp.
                (Semiconductor testing products)                     1,617,825
     300,400   Ennis Business Forms, Inc.
                (Custom business forms)                              2,590,950
     221,800   ESCO Electronics Corp.
                (Defense products and systems)                       2,675,462
     127,400   INSO Corp.
                (Web site management)                                  875,875
      83,900   Landauer, Inc.
                (Personal radiation exposure
                     monitoring)                                     2,328,225
     219,000   MacNeal Schwendler Corp.
                (Engineering software products)                      1,259,250
     148,100   Nashua Corp.
                (Specialty imaging products)                         1,684,637
TECHNOLOGY (Continued)
      79,700   New England Business Service, Inc.
                (Business forms)                                     2,166,844
     137,700   Nichols Research Corp.
                (Technical and engineering services)                 2,788,425
     143,100   Norstan, Inc.
                (Telecommunications equipment)                       1,591,987
     368,800   Spectrum Control, Inc.
                (Electronic components)                              2,258,900
     465,600   Titan Corp.
                (Communications software
                     for satellites)                                 3,695,700
     140,100   Zygo Corp.
                (High precision measuring
                     instruments)                                    1,085,775
                                                                    28,417,140
TRANSPORTATION & SERVICES - 4.37%
      75,400   ABM Industries, Inc.
                (Building maintenance services)                      2,059,362
     132,800   International Shipholding Corp.
                (Ocean and river freight transportation)             1,850,900
     198,400   Railtex, Inc.
                (Short line railroads)                               2,678,400
                                                                     6,588,662
UTILITIES - 1.32%
      46,500   E'town Corp.
               (Water company)                                       1,990,782
TOTAL COMMON STOCKS - 97.02%                                       146,277,597

  FACE
AMOUNT    DESCRIPTION                                             MARKET VALUE

REPURCHASE AGREEMENT - 2.32%
  $3,500,000   UMB Bank, n.a.,
               4.22%, due June 1, 1999
               (Collateralized by Federal National
               Mortgage Association Discount Notes,
               due July 22, 1999 with a value of $3,570,457)    $    3,500,000

TOTAL INVESTMENTS - 99.34%                                         149,777,597

Other assets less liabilities - 0.66%                                1,001,065

TOTAL NET ASSETS - 100.00%                                      $  150,778,662

The identified cost of investments owned at May 31, 1999, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $12,921,266, which is comprised of unrealized appreciation of $33,638,376 and unrealized depreciation of $20,717,110.

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
May 31, 1999 (unaudited)

ASSETS:
  Investments, at value (identified cost $136,856,331)          $  149,777,597
    Cash                                                               756,670
    Receivables:
      Investments sold                                                 412,781
      Dividends                                                         64,245
      Interest                                                             404
        Total assets                                               151,011,697

LIABILITIES AND NET ASSETS:
  Payables:
    Management fees                                                     59,289
    Investments purchased                                              173,746
      Total liabilities                                                233,035
NET ASSETS                                                      $  150,778,662

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  131,611,470
  Undistributed net investment income                                  229,620
  Undistributed net realized gain from investment transactions       6,016,306
  Net unrealized appreciation of investments                        12,921,266

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  150,778,662
Capital shares, $1.00 par value
  Authorized               20,000,000
  Outstanding              10,698,223

NET ASSET VALUE PER SHARE                                       $        14.09

See accompanying Notes to Financial Statements.


Statement of Operations
For the six months ended May 31, 1999 (unaudited)

INVESTMENT INCOME:
  Dividends                                                     $    1,015,268
  Interest                                                              63,912
                                                                     1,079,180
EXPENSES:
  Management fees                                                      840,279
  Registration fees                                                      9,295
                                                                       849,574
    Net investment income                                              229,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions                     6,191,059
  Net unrealized depreciation on investments during the period      (7,370,120)
    Net loss on investments                                         (1,179,061)
    Net decrease in net assets resulting from operations        $     (949,455)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

For the six months ended May 31, 1999 (unaudited) and the year ended november 30, 1998

                                                                                1999                1998
OPERATIONS:
  Net investment income                                                $     229,606       $     601,716
  Net realized gain from investment transactions                           6,191,059          28,111,378
  Net unrealized depreciation on investments during the period            (7,370,120)        (51,433,680)
    Net decrease in net assets resulting from operations                    (949,455)        (22,720,586)
  Net equalization included in the price of shares issued and redeemed          -                (78,485)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                     (530,707)           (607,184)
  Net realized gain from investment transactions                         (26,216,938)        (24,566,129)
    Total distributions to shareholders                                  (26,747,645)        (25,173,313)

CAPITAL SHARE TRANSACTIONS:*
  Shares sold                                                              3,710,552           7,032,832
  Reinvested distributions                                                25,039,187          23,501,027
                                                                          28,749,739          30,533,859
  Shares repurchased                                                     (29,564,532)        (19,465,149)
    Net increase (decrease) from capital share transactions                 (814,793)         11,068,710
      Net decrease in net assets                                         (28,511,893)        (36,903,674)

NET ASSETS:
  Beginning of period                                                    179,290,555         216,194,229
  End of period                                                        $ 150,778,662       $ 179,290,555
  Undistributed net investment income at end of period                 $     229,620       $     642,640
*Fund share transactions:
  Shares sold                                                                271,197             389,195
  Reinvested distributions                                                 1,817,067           1,279,316
                                                                           2,088,264           1,668,511
  Shares repurchased                                                      (2,171,229)         (1,074,034)
    Net increase (decrease) in fund shares                                   (82,965)            594,477

See accompanying Notes to Financial Statements.


Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal or state tax is required.

C. Equalization - Prior to December 1, 1998, the Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemption of fund shares. As of December 1, 1998, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 by $111,919.

D. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Market discounts on debt securities are accreted; premiums are not amortized.

E. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the six months ended May 31, 1999
(excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Purchases               $    11,593,880
Proceeds from sales          37,183,253


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                        SIX MONTHS ENDED              Years Ended November 30,
                                        MAY 31, 1999         1998       1997       1996       1995       1994
                                        (UNAUDITED)
Per Share Data
Net asset value, beginning of period     $  16.63        $  21.22   $  18.51   $  17.35   $  16.64   $  17.20
  Income from investment operations:
    Net investment income                    .022            .044       .058       .057       .101       .032
    Net gains (losses) on securities
     (both realized and unrealized)         (.042)         (2.154)     5.312      3.060      2.342       .569
  Total from investment operations          (.020)         (2.110)     5.370      3.117      2.443       .601
  Less distributions:
    Dividends from net investment income    (.050)          (.060)      -         (.114)     (.038)     (.054)
    Distributions from capital gains       (2.470)         (2.420)    (2.660)    (1.843)    (1.695)    (1.107)
  Total distributions                      (2.520)         (2.480)    (2.660)    (1.957)    (1.733)    (1.161)
Net asset value, end of period           $  14.09        $  16.63   $  21.22   $  18.51   $  17.35   $  16.64
Total return*                                 .22%        (11.05%)     33.49%     20.17%     16.42%      3.70%

Ratios/Supplemental Data
Net assets, end of period (in millions)  $    151       $     179   $    216   $    202   $    202   $    188
Ratio of expenses to average net assets**    1.09%           1.09%      1.08%      1.08%      1.09%      1.08%
Ratio of net investment income
 to average net assets**                      .30%            .29%       .30%       .35%       .67%       .22%
Portfolio turnover rate                         8%             22%        22%        24%        13%        15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BABSON FUNDS
EQUITIES
Enterprise Fund
Enterprise Fund II
Growth Fund
Shadow Stock Fund
Value Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



Babson Funds

Jones & Babson Distributors
A Member of the Generali Group
P.O. BOX 419757, KANSAS CITY MO 64141-6757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com


JB18C-1 (7/99)                   508507